                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

               Delaware                    1-14120                 52-1611421
      (State or other jurisdiction (Commission File Number)    (I.R.S. Employer
           of incorporation)                                 Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 29, 2005, Blonder Tongue Laboratories, Inc. (the "Company") and
its majority-owned subsidiary, BDR Broadband, LLC ("BDR"), as Borrowers, and its
wholly-owned  subsidiary,  Blonder  Tongue  Investment  Company,  as  Guarantor,
entered into a Credit and Security Agreement ("Credit  Agreement") with National
City Business  Credit,  Inc.  ("NCBC") and National City Bank (the "Bank").  The
Credit  Agreement  provides for (i) a $10.0 million asset based revolving credit facility  ("Revolving  Loan") and (ii) a $3.5 million term loan facility  ("Term
Loan"),  both of which have a three year term. The amounts which may be borrowed
under  the  Revolving  Loan  are  based  on  certain   percentages  of  Eligible
Receivables  and  Eligible  Inventory,  as such terms are  defined in the Credit
Agreement.

     The  Revolving  Loan bears  interest at a rate per annum equal to the Libor
Rate plus 2.25%, or the "Alternate Base Rate", being the higher of (i) the prime lending rate  announced  from time to time by the Bank or (ii) the Federal Funds
Effective Rate (as defined in the Credit  Agreement),  plus 0.50%. The Term Loan bears  interest  at a rate per annum  equal to the Libor  Rate plus 2.75% or the
Alternate  Base Rate plus 0.50%.  In connection  with the Term Loan, the Company previously  entered into a interest rate swap agreement ("Swap  Agreement") with the Bank which exchanges the variable interest rate of the Term Loan for a fixed interest rate of 5.13% per annum effective January 10, 2006 through the maturity of the Term Loan.

     The  Revolving  Loan  terminates  on December 28,  2008,  at which time all outstanding  borrowings under the Revolving Loan are due. The Term Loan requires equal  monthly  principal  payments of $19,444  each,  plus  interest,  with the remaining  balance  due at  maturity.  Both loans are  subject  to a  prepayment penalty if satisfied in full prior to the second  anniversary  of the  effective date of the loans.

     Proceeds from the Credit  Agreement will be used to refinance the Company's existing credit facility with Commerce Bank, N.A., to pay transaction  costs, to provide working capital and for other general corporate purposes.

     The Credit Agreement contains customary  representations  and warranties as
well  as  affirmative  and  negative  covenants,   including  certain  financial
covenants. The Credit Agreement contains customary events of default, including, among others, non-payment of principal, interest or other amounts when due.

     The  obligations  of the Company under the Credit  Agreement are secured by substantially all of the assets of the Company and the Guarantor.

     The foregoing  description  of the Credit  Agreement and Swap Agreement are qualified in their entirety by reference to the complete terms and conditions of the Credit  Agreement  and Swap  Agreement,  which are filed as Exhibit 99.1 and
99.2 to this Current Report on Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The material terms and conditions of the Credit  Agreement are set forth in
Item 1.01 of this Current Report on Form 8-K and are  incorporated  by reference into this Item 1.02.  On December  29,  2005,  the Company used a portion of the proceeds  received under the Credit  Agreement to repay all amounts  outstanding under, the Loan and Security Agreement with Commerce Bank, NA ("Commerce Bank"), dated March 20, 2002, as amended ("Commerce Credit Facility") and terminated the
Commerce Credit  Facility.  The Commerce  Credit  Facility  provided for a $18.5 million  credit  facility,  comprised  of (i) a $6.0 million  revolving  line of credit,  (ii) a $9.0 million term loan and (iii) a $3.5 million  mortgage  loan.
Borrowings   under  the  revolving  line  of  credit  were  limited  to  certain percentages of eligible accounts  receivable and inventory.  The Commerce Credit
Facility  was  collateralized  by a security  interest  in all of the  Company's assets pursuant to a Mortgage, Security Agreement and Fixture Filing dated March
20, 2002  between the Company and  Commerce  Bank,  an  Assignment  of Rents and
Leases in favor of Commerce Bank, a Patent  Security  Agreement  dated March 20,
2002 between the Company and Commerce Bank, a Trademark Security Agreement dated
March 20, 2002 between the Company and Commerce  Bank,  and a Collateral  Pledge
Agreement  dated  November  14,  2003  between the  Company  and  Commerce  Bank
(collectively, the "Security Agreements"). In connection with the termination of the  Commerce  Credit  Facility,  each  of  the  Security  Agreements  was  also terminated.  The maturity date of the revolving line of credit and term loan was
April 1, 2006. The mortgage loan matured on April 1, 2017, however, was callable after March 20, 2007 at the lender's option.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION.

     The  material  terms  and  conditions  of the  Credit  Agreement  and  Swap
Agreement are set forth in Item 1.01 of this Current  Report on Form 8-K and are incorporated  by reference into this Item 2.03.  Upon a default under the Credit
Agreement,  including the non-payment of principal or interest,  the obligations of the Company  under the Credit  Agreement  may be  accelerated  and the assets securing such obligations may be sold.

ITEM 7.01. REGULATION FD DISCLOSURE.

     On January 5, 2006,  the  Company  issued a press  release  announcing  the closing of the credit facility with NCBC and the Bank (as discussed in Item 1.01 hereof),  which press  release is attached  hereto as Exhibit  99.3.  This press release is incorporated into this Item 7.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   The following exhibits are filed herewith:

         Exhibit 99.1               Credit and Security Agreement
         Exhibit 99.2               Interest Rate Swap
         Exhibit 99.3               Press Release dated January 5, 2006

FORWARD LOOKING STATEMENTS

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. There are a number of  factors  that may cause  actual  results  to differ  from these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially  affect the Company are provided in the Company's  annual  reports to shareholders  and the Company's  periodic  reports filed with the Securities and
Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.
Please refer to these  documents  for a more thorough  description  of these and other risk factors.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                BLONDER TONGUE LABORATORIES, INC.

                                By:      /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: January 5, 2006